SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 28, 2000


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


             1-9466                                  13-3216325
    (Commission File Number)              (IRS Employer Identification No.)

    3 World Financial Center
       New York, New York                               10285
     (Address of principal                           (Zip Code)
       executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000





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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The  following   Exhibit  is   incorporated   by  reference   into  the
Registration Statement on Form S-3 (Registration No. 333-75723) as an exhibit thereto and is filed as part of this Report.

         4.1 Certificate of Designations with respect to the Registrant's Series E Preferred Stock







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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 LEHMAN BROTHERS HOLDINGS INC.



                                                    By:s/ Oliver Budde
                                                          Oliver Budde
                                                          Vice President





Date:  March 30, 2000




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                                  EXHIBIT INDEX



Exhibit No.                         Exhibit


4.1 Certificate of Designations with respect to the Registrant's Series E Preferred Stock